TransMark Optimum ChoiceSM Variable Annuity

Issued by

Transamerica Life Insurance and Annuity Company

Separate Account VA-8

Supplement Dated May 1, 2001

To

Prospectus Dated May 1, 2001

The following information supplements the Prospectus. You should read it together with the Prospectus.

The following five Sub-Accounts are not available May 1, 2000. They will be added to the variable account options effective June 1, 2001.

AEGON/Transamerica Van Kampen Emerging Growth
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
Franklin Small Cap Fund - Class 2
Franklin Technology Securities Fund - Class 2

From May 1, 2001 to June 1, 2001, wherever reference is made to the number of variable investment options available, the number “24” is changed to “19".